UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Relmada Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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November [__], 2014

Dear Stockholder:

You are cordially invited to attend the 2014 annual meeting of our stockholders on December 18, 2014, at 9:30 a.m. Eastern Standard Time, at the Sheraton Mahwah Hotel, 1 International Boulevard, Mahwah, New Jersey. Matters on which action will be taken at the meeting are explained in detail in the attached Notice and Proxy Statement. Our Transition Report for the six months ended June 30, 2014 on Form 10-K is available through our website at www.relmada.com under the heading “Investor Relations”. Additionally, a form of proxy card and information on how to vote by mail, e-mail, or by fax is included herein.

Over the past year, we have executed on key financial, human resource, and clinical development objectives that position Relmada for sustainable success, with a significant and notable event being our transition to a public company. With a strengthened balance sheet and company infrastructure, we are focusing our resources on the advancement of a strong clinical pipeline targeting the $13 billion U.S. prescription pain management market.

According to the American Academy of Pain Medicine, millions of people suffer from acute or chronic pain every year and the effects of pain carries a tremendous cost on our country in health care expenses, rehabilitation and lost worker productivity, as well as the emotional and financial burden it places on patients and their families. Relmada is committed to developing safe and effective solutions to help address this growing epidemic, which we believe will result in the creation of significant value for our shareholders.

In line with the growth of our company and the tremendous potential for improved pain management products, we continue to recruit talented people across all disciplines. As a public company, our executive team continues to be strengthened with senior corporate industry expertise. In parallel, we broadened the diversity and expertise of our Board of Directors, with great emphasis on pharmaceutical industry and medical field experience.

KEY ACHIEVEMENTS IN 2014

•	Completed Going Public Transaction
•	Strengthened the Balance Sheet with Successful Offerings Totaling $43 million
•	Strengthened the Company Infrastructure with Key Executive Hires
•	Expanded and Fortified the Board of Directors
•	Progressed Clinical Development for the Entire Pipeline toward Meeting Several Key Milestones

2014 BUSINESS HIGHLIGHTS

•	Completed Going Public Transaction

Relmada went public via a reverse merger in May 2014. Associated with the going-public transaction and warrant exercise, Relmada completed equity capital raises totaling gross proceeds of $43 million. This transformational event should achieve improved liquidity and greater shareholder value for Relmada, especially as we approach planned clinical milestones and prepare to apply for uplisting on a National Stock Exchange as soon as it is feasible. Our strengthened balance sheet will allow us to expedite the development of our diverse pain treatment pipeline, including LevoCap ER, an abuse resistant, sustained release dosage form of the opioid analgesic levorphanol; d-methadone, a NMDA receptor antagonist for neuropathic pain; BuTab ER, an oral dosage form of the opioid analgesic buprenorphine; and MepiGel, a FDA Orphan Drug designated topical formulation of the local anesthetic mepivacaine. Achieving key milestones in each of these programs represents a significant inflection point in the search for improved treatment of pain conditions and in the value of the Company.

•	Strengthened the Company Infrastructure with Key Executive Hires

In February 2014, Relmada appointed Dr. Eliseo Salinas, MD, MSC as President and Chief Scientific Officer. Dr. Salinas has over 20 years’ experience in the field. Before joining Relmada, Dr. Salinas was Executive Vice President, Head of Development and Chief Medical Officer of Elan Pharmaceuticals, Senior Vice President - Head of Research and Development and Chief Medical Officer of Adolor Corporation, Executive Vice President, Specialty Pharma, Research and Development and Chief Scientific Officer of Shire plc and held roles of increasing responsibility in research and development at Wyeth-Ayerst Research, including head of worldwide CNS Clinical Development.

Supporting him are Richard M. Mangano, PhD, and Fai Jim, PhD, who joined as Senior VP of Clinical Development and VP of Chemistry, Manufacturing and Controls respectively. Dr. Mangano has extensive experience leading global R&D programs in both large and small pharmaceutical companies including positions in discovery and clinical research at Hoffmann-La Roche, Lederle Laboratories, Wyeth-Ayerst Research and Adolor Corporation. Dr. Jim has over 15 years of CMC experience, which includes formulation development, technology transfer, and quality assurance. Prior to joining Relmada, she established the CMC Compliance Team and R&D department at Yabao Pharmaceutical Co. in Beijing, successfully setting up an FDA-approved cGMP manufacturing facility while developing products for the global submission.

In September 2014 Julie J. Chen joined Relmada as its Director of Finance and Operations. She has previously been a consultant with Credo Partners where her responsibilities have included analyzing financial models, conducting due diligence and participating in the business strategy discussions. Ms. Chen was also a Senior Research Analyst at Hudson Securities, CRT Capital Group LLC and Brean Murray Carret & Co. LLC and an Associate Analyst at C.E. Unterberg Towbin. In November 2014 Michael D. Becker was appointed as Senior Vice President of Finance and Corporate Development. Most recently he was founder and president of the consulting firm MDB Communications LLC, where he acted as a strategic advisor servicing the life sciences industry by providing a full range of investor relations and public relations services. Mr. Becker previously served as president, chief executive officer, and member of the Board of Directors for several publicly-traded biotechnology companies including commercial-stage Cytogen Corporation.

•	Expanded and Fortified the Board of Directors

Relmada has made significant additions to its Board. Shreeram N. Agharkar, PhD, former Vice President, Deputy Head, Global Chemistry, Manufacturing & Control and Scientific Affairs at Sanofi joined the board in February 2014 and brings over 40 years’ of experience to Relmada. Under his leadership and direction, his team contributed to CMC development and global registration of over 30 new products. Also joining the Board is Nabil M. Yazgi, MD, a director since February 2014. Dr. Yazgi has practiced Neurology and Pain Management for 25 years. His professional memberships include American Academy of Neurology and the Neurological Association of New Jersey. Dr. Yazgi brings to Relmada the extraordinary value of having treated patients with pain for over 25 years.

•	Progressed Clinical Development for the Entire Pipeline toward Meeting Several Key Milestones

During the first part of 2014 Relmada’s corporate achievements and ability to attract capital have set the stage for an intense drug development program. Significant milestones expected over the next eighteen months include achievement of clinical proof of concept for two key programs, d-methadone and BuTab ER, the initiation of the clinical development program for MepiGel and the preparation work required to start the PIII program for LevoCap.

PLANNED 2014/2015 MILESTONES

•	Uplist to a National Stock Exchange
•	Relocate and Expand Office Facilities
•	S-1 Effective
•	Start and Complete BuTab Proof of Concept Trial
•	Initiate d-methadone Clinical Development
•	Establish LevoCap Multi-Modal Mechanism of Action via Pharmacology Studies
•	Conduct LevoCap End of Phase 2 FDA Meeting
•	Initiate MepiGel Clinical Development
•	Report Interim Results from d-methadone Phase 2 Proof of Concept Trial

This was the most transformational year in Relmada history and it set the stage for a promising future for our Company. The passion and commitment of this talented team, diversity and potential of our development pipeline, and strength of our balance sheet, position Relmada to be the success that we all know it can become. We look forward to transparently and frequently updating our shareholders and the market as we execute our strategic plan.

Attached are the Notice of Shareholder Meeting and related proxy materials that contain the items that require shareholder approval. A form of proxy card and information on how to vote by mail, e-mail, by fax or by phone is included herein.

We hope and count on your support to continue on your behalf to pursue the united goals of developing safe and effective solutions to help people with pain and in doing so generating value to our shareholders. We kindly ask you to complete and send back your proxy form as soon as possible as indicated in the proxy material and we look forward to seeing many of you at the upcoming shareholder meeting

On behalf of all the employees, I would like to thank you, our valued shareholders, for the trust and confidence that you have placed in the Relmada team and we look forward to a successful and special 2015.

Sincerely,

/s/ Sergio Traversa
Sergio Traversa
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2014

To the stockholders of Relmada Therapeutics, Inc.,

You are cordially invited to attend the 2014 annual meeting of stockholders of Relmada Therapeutics, Inc. to be held at the Sheraton Mahwah Hotel, 1 International Boulevard, Mahwah, New Jersey on December 18, 2014 at 9:30 a.m. Eastern Standard Time. At the annual meeting you will be asked to vote on the following matters:

•	Proposal 1: To elect a Board of Directors consisting of four members;

•	Proposal 2: To approve the 2014 Stock Option and Equity Incentive plan;

•	Proposal 3: To approve an amendment to our Articles of Incorporation to include a staggered board provision;

•	Proposal 4: To hold an advisory vote to approve the compensation of the named executive officers;

•	Proposal 5: To hold an advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers;

•	Proposal 6: To ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm; and

•	To consider and act upon any other business as may properly come before the annual meeting or any adjournments thereof.

The Board of Directors recommends that you vote at the annual meeting “FOR” Proposals 1, 2, 3, 4 and 6 and “Three Years” on Proposal 5. These items of business are more fully described in the proxy statement that is attached to this Notice. The Board of Directors has fixed the close of business on November 3, 2014 as the “Record Date” for determining the stockholders that are entitled to notice of and to vote at the annual meeting and any adjournments thereof. A list of stockholders entitled to vote at the meeting will be available for examination for a period of ten days before the meeting in person at our corporate offices in New York, New York, and also at the meeting. Stockholders may examine the list for purposes related to the meeting.

It is important that your shares are represented and voted at the meeting. You can vote your shares by completing, signing, dating, and returning your completed proxy card or vote by mail, email or by fax by following the instructions included in the proxy statement. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.    __________________

You may attend the annual meeting and vote in person even if you have previously voted by proxy in one of the ways listed above. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Sandesh Seth
New York, NY	Lead Director
November [__], 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS

The Proxy Statement and the 2014 Transition report on Form 10-K are available at
www.relmada.com

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Relmada Therapeutics, Inc. for use at our annual meeting of stockholders to be held the Sheraton Mahwah Hotel, 1 International Boulevard, Mahwah, New Jersey on December 18, 2014 at 9:30 a.m. Eastern Standard Time. Voting materials, including this proxy statement and proxy card, are expected to be first delivered to all or our stockholders on or about November [__], 2014.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What may I vote on at the annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

•	to elect a Board of Directors consisting of four members;
•	to approve the 2014 Stock Option and Equity Incentive Plan;
•	To approve an amendment to our Articles of Incorporation to include a staggered board provision;
•	to hold advisory vote to approve the compensation of the named executive officers;
•	to hold advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers;
•	to ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm; and
•	such other matters as may properly come before the annual meeting or any adjournments thereof.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends a vote “FOR” each of the nominees to the Board of Directors, “ FOR ” the approval of the 2014 Stock Option and Equity Incentive Plan, “FOR” the approval of an amendment to our Articles of Incorporation in order to include the staggered board provisions of our charter, “ FOR ” the advisory vote to approve the compensation of the named executive officers; “ Three Years ” for the advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers, and “ FOR ” the proposal ratifying the appointment of GBH CPAs, PC.

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How do I vote?

You can vote either in person at the annual meeting or by proxy, by mail, email or by fax whether or not you attend the annual meeting. To obtain directions to attend the annual meeting, please call (212) 702-7172. If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered the stockholder of record with respect to those shares and we are sending a Notice directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting. If you choose to do so, you can bring the proxy card that is part of this proxy statement or vote at the annual meeting using the ballot provided at the meeting. Even if you plan to attend the annual meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting in person.

Some of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name and the Notice is being forwarded to you. As the beneficial owner, you are also invited to attend the annual meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the annual meeting in order to vote in person.

If your shares are registered directly in your name through our transfer agent, Empire Stock Transfer, or you have stock certificates registered in your name, you may submit a proxy to vote:

●	By fax. Complete and fax the enclosed proxy card to (315) 624-7359. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

●	By email. Complete and email the enclosed proxy card to tslusarczyk@hblaw.com. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

●	By mail. Complete and mail the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Please mail it to the following address:

Hiscock & Barclay, LLP

c/o The Matt Law Firm, PLLC

Attention: Thomas Slusarczyk, Esq.

1701 Genesee Street

Utica, NY 13501

●	In person at the meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting. You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By internet or by telephone. Follow the instructions you receive from the record holder to vote by Internet or telephone.

●	By mail. You should receive instructions from the record holder explaining how to vote your shares.

●	In person at the meeting. Contact the broker, bank or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker, bank or other nominee.

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If you vote by proxy, your shares will be voted at the annual meeting in the manner you indicate.

The fax voting system for stockholders of record will close at 11:59pm, Eastern Standard Time, on December 17, 2014. Please refer to the proxy card for details on all methods of voting.

You are required to register in advance of the annual meeting if you plan to attend the annual meeting in person. If you wish to register in advance of the annual meeting, please contact our investor relations office by no later than December 11, 2014, by e-mail to dbeck@relmada.com, fax at (888)-228-5672, mail to Relmada Therapeutics, Inc., 546 Fifth Avenue, 14th Floor, New York, New York 10036 or telephone at (212) 702-7172.

What happens if additional matters are presented at the annual meeting?

Other than the election of directors, the amendment and restatement to the 2014 Stock Option and Equity Incentive Plan, the advisory vote to approve the compensation of the named executive officers, the advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers, and the ratification of the appointment of our auditor, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Sergio Traversa, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters and as the proxy holder may determine in her discretion with respect to any other matters properly presented for a vote before the annual meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 6 - ratification of the appointment of GBH CPAs, PC as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 6. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 - the election of a director to our Board of Directors, Proposal 2 - the approval of the 2014 Stock Plan, Proposal 3 - amendment to our Articles of Incorporation to include a staggered board provision, Proposal 4 - the advisory vote to approve the compensation of the named executive officers, Proposal 5 - the advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On November 3, 2014, the Record Date for determining which stockholders are entitled to vote, there were ________________ shares of our common stock outstanding which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. A majority of our outstanding common shares as of the Record Date must be present at the annual meeting (in person or represented by proxy) in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the annual meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card or voted by mail, email or fax.

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How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation of votes and certification of the vote; and
•	to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the annual meeting?

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by our Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC within four business days of the date of the annual meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Relmada Therapeutics, Inc. stock account, we are delivering only one Notice to certain stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one Notice, you may write or call us to request to receive a separate Notice. Similarly, if you share an address with another stockholder and have received multiple copies of the Notice, you may write or call us at the address and phone number below to request delivery of a single copy of this Notice. For future annual meetings, you may request separate Notices, or request that we send only one Notice to you if you are receiving multiple copies, by writing or calling us at:

Relmada Therapeutics, Inc.

Attention: Douglas Beck, Chief Financial Officer

546 5th Avenue, 14th Floor

New York, New York 10036

Tel: (212)-702-7172

Fax: (888)-228-5672

Who pays for the cost of this proxy solicitation?

We will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone.

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How can I obtain a copy of Relmada Therapeutics, Inc.’s 2014 Transition Report on Form 10-K?

You may obtain a copy of our Transition Report on Form 10-K for the six months ended June 30, 2014 by sending a written request to the address listed above under “How can I obtain a separate set of voting materials”. Our 2014 Transition Report on Form 10-K is available by accessing our Investor Relations page of our website at www.relmada.com and our Form 10-K with exhibits is available on the website of the SEC at www.sec.gov ..

What is the voting requirement to approve the proposals?

In the election of directors, the four persons nominated will be elected if there is a quorum and the votes cast “FOR” the director exceeds those cast against the director. The proposal to approve the 2014 Stock Option and Equity Incentive Plan will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The proposal to approve an amendment to our Certificate of Incorporation to set forth a staggered board will be approved if there is a quorum and the votes cast “FOR” the proposal reaches the majority of the outstanding voting power. The proposal to ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

The advisory vote to approve the compensation of named executive officers will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. The advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers requires the affirmative vote of the holders of the majority of the votes cast by the holders of the Company’s common stock at the annual meeting. Stockholders may either vote “ ONE YEAR ,” “ TWO YEARS ,” “ THREE YEARS ,” or “ ABSTAIN .” If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders. The approval of the advisory vote to approve the compensation of named executive officers and the approval of the advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers are non-binding advisory votes.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the annual meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the annual meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the annual meeting.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our shareholders with any of the proposals described above to be brought before the annual meeting of shareholders.

How can I communicate with the non-employee directors on the Relmada Therapeutics, Inc. Board of Directors?

The Board of Directors encourages stockholders who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our Lead Director. Stockholders can send communications by mail to:

Sandesh Seth, Lead Director

Relmada Therapeutics, Inc.

546 5th Avenue, 14th floor

New York, New York 10036

Correspondence received that is addressed to the non-employee directors will be reviewed by our Lead Director or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our lead director, deals with the functions of the Board of Directors or committees thereof or that our lead director otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing us at:

Douglas Beck, CPA

Chief Financial Officer

Relmada Therapeutics, Inc.

546 Fifth Avenue, 14th Floor

New York, NY 10036

Tel: (212)-702-7172

Fax: (888)-228-5672

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CORPORATE GOVERNANCE

Board of Directors

The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board of Directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. Biographical information about our directors is provided in “Election of Directors – Proposal No. 1” on page 18.

Director Independence

We use the definition of “independence” of the NYSE MKT to make this determination. We are not listed on the NYSE MKT, so although we use its definition of “independence”, its “independence” rules are inapplicable to us. NYSE MKT corporate governance rule Sec. 803(A)(2) provides that an “independent director” means a person other than an executive officer or employee of the company. No director qualifies as independent unless the issuer's board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following is a non-exclusive list of persons who shall not be considered independent under NYSE MKT rules:

●	a director who is, or during the past three years was, employed by the company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);

●	a director who accepted or has an immediate family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

○	(i) compensation for board or board committee service,

○	(ii) compensation paid to an immediate family member who is an employee (other than an executive officer) of the company,

○	(iii) compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year) (See Commentary .08), or

○	(iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation

●	a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

●	a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

●	a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the issuer's executive officers serve on the compensation committee of such other entity; or

●	a director who is, or has an immediate family member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

Our Common Stock is not currently quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our board of directors be independent and, therefore, the Company is not subject to any director independence requirements. Under the above-mentioned NYSE MKT director independence rules Shreeram N. Agharkar and Nabil M. Yazgi are independent directors of the Company.

Board Leadership Structure

Our Board has a policy that calls for the leadership role of the Board and Company Management, namely the Lead Director or Chairman as the case may be and the Chief Executive Officer (CEO) to be separate, as it believes that the most effective leadership structure for us at this time is not to have these roles combined. Sergio Traversa serves as our Chief Executive Officer and Sandesh Seth is our Lead Director. We believe this structure of having a separate CEO and Lead Director provides proper oversight of the Company and its operations.

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Board Risk Oversight

Risk management is primarily the responsibility of the Company's management; however, the Board has responsibility for overseeing management's identification and management of those risks. The Board considers risks in making significant business decisions and as part of the Company's overall business strategy. The Board and its committees, as appropriate, discuss and receive periodic updates from senior management regarding significant risks, if any, to the Company in connection with the annual review of the Company's business plan and its review of budgets, strategy and major transactions.

Board of Directors Meetings and Attendance

During the transition period ended June 30, 2014, the Board of Directors held eight meetings. All directors attended each meeting. No actions were approved by unanimous written consent. It is our policy that directors should make every effort to attend the annual meeting of stockholders. We did not have an annual meeting in 2013.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Business Conduct and Ethics is available on the Company website, under About Relmada using the tab Corporate Governance and Compliance of our website at www.relmada.com . We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Communications with Directors

The Board of Directors has procedures for stockholders to send communications to individual directors or the non-employee directors as a group. Written correspondence should be addressed to the director or directors in care of Sandesh Seth, Lead Director of Relmada Therapeutics, Inc., 546 5 th Avenue, 14th Floor, New York, NY 10036. Correspondence received that is addressed to the non-employee directors will be reviewed by our Chief Executive Officer or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our Chief Executive Officer , deals with the functions of the Board of Directors or committees thereof or that the Chief Executive Officer otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by Relmada Therapeutics, Inc. that is addressed to the non-employee members of the Board of Directors and request copies of any such correspondence. You may also contact individual directors by calling our principal executive offices at (212) 702-7172.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to our company or any of our subsidiaries or has a material interest adverse to us.

Compliance With Section 16(a) of the Exchange Act

At June 30, 2014, our common stock was not registered pursuant to Section 12 of the Exchange Act. Accordingly, our officers, directors and principal shareholders were not subject to the reporting requirements of Section 16(a) of the Exchange Act.

Whistle Blowing Policy

We have adopted a Company Whistle Blowing Policy, for which a copy will be provided to any person requesting same without charge. To request a copy of our Whistle Blowing Policy please make written request to our CFO, at Relmada Therapeutics, Inc. 546 Fifth Avenue, 14th Floor, New York, NY 10036. We believe our Whistle Blowing Policy is reasonably designed to provide an environment where our employees and consultants may raise concerns about any and all dishonest, fraudulent or unacceptable behavior, which, if disclosed, could reasonably be expected to raise concerns regarding the integrity, ethics or bona fides of the Company.

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BOARD COMMITTEES

We currently have no committees of the board of directors.

DIRECTOR COMPENSATION

Historically non-management Directors of the Company do not receive any cash compensation. Commencing March 1, 2014, non-management Directors of the Company began to receive a quarterly cash retainer of $7,500 per calendar quarter for their service on the Board of Directors. They also receive reimbursement for out-of-pocket expenses and certain directors have received stock option grants for shares of Company Common Stock as described below.

The following table sets forth the compensation of our directors for the six month ended June 30, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)	All Other Compensation	Total

Shreeram Agharkar, Ph.D. (2)	$12,100	-	45,405	-	$57,405
Sandesh Seth, MS, MBA	$10,000	-	45,405	-	$55,405
Nabil M. Yazgi, MD	$10,000	-	45,405	-	$55,405

(1)	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718.

(2)	Includes $2,100 of consulting fees and $10,000 of director fees.

AUDIT COMMITTEE REPORT

We currently do not have an audit committee. Our board of directors serves the functions of an audit committee.

Information About Auditors

The Board of Directors appointed GBH CPAs, PC as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the transition period ended June 30, 2014 and to report on our consolidated balance sheets, statements of income and other related statements. GBH CPAs, PC has served as our independent registered public accounting firm since December 2013.

Fees and Services

Audit Fees

The aggregate fees billed to us by our principal independent public accountant for services rendered during the six months ended June 30, 2014 and for the years ended December 31, 2013 and 2012, are set forth in the table below:

	For the Six Months Ended	For the Year Ended
Fee Category	June 30, 2014	December 31, 2013	December 31, 2012
Audit fees (1)	$47,500	$49,500	$23,333
Audit-related fees (2)	-	-	-
Tax fees	-	-	-
All other fees (4)	-	-	-
Total fees	$47,500	$49,500	$23,333

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of consolidated financial statements, for reviews of our interim consolidated financial statements included in our quarterly reports on Forms 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements. Includes professional services performed for filing of the Company’s registration statement on Form S-1 and for the Company’s private placements.

(2)	Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements, but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, and tax advice.

(4)	All other fees consist of fees billed for all other services.

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Audit Committee’s Pre-Approval Practice

We currently do not have an audit committee. Our board of directors selected GBH CPAs, PC as our independent registered public accounting firm for purposes of auditing our financial statements for the six months ended June 30, 2014 and for the years ended December 31, 2013 and 2012. In accordance with board of director’s practice, GBH CPAs, PC services were pre-approved to perform these audit services for us prior to its engagement.

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information about our directors and executive officers as of November, 2014:

Name	Age	Position
Sergio Traversa, PharmD, MBA	54	Chief Executive Officer and Director
Eliseo O. Salinas MD, MSc	58	President and Chief Scientific Officer
Douglas Beck, CPA	53	Chief Financial Officer
Sandesh Seth, MS, MBA	50	Lead Director
Shreeram Agharkar, Ph.D.	67	Director
Nabil Yazgi, MD	60	Director

Sergio Traversa, PharmD, MBA has been our Chief Executive Officer and director since April 2012. Previously, from January 2010 to April 2012 he was the CEO of Medeor Inc., a spinoff pharmaceutical company from Cornell University. From January 2008 to January 2010 Dr. Traversa was a partner at Ardana Capital. Dr. Traversa has over twenty-five years of experience in the healthcare sector in the United States and Europe, ranging from management positions in the pharmaceutical industry to investing and strategic advisory roles. He has held financial analyst, portfolio management and strategic advisory positions at large U.S. investment firms specializing in healthcare, including Mehta, Isaly and Mehta Partners, ING Barings, Merlin BioMed and Rx Capital. Dr. Traversa was a founding partner of Ardana Capital, a pharmaceutical and biotechnology investment advisory firm. In Europe, he held the position of Area Manager for Southern Europe of Therakos Inc., a cancer and immunology division of Johnson & Johnson. Prior to Therakos, Dr. Traversa was at Eli Lilly, where he served as Marketing Manager of the Hospital Business Unit. He was also a member of the CNS (Central Nervous System) team at Eli Lilly, where he participated in the launch of Prozac and the early development of Zyprexa and Cymbalta. Dr. Traversa started his career as a sales representative at Farmitalia Carlo Erba, the largest pharmaceutical company in Italy, now part of Pfizer. Mr. Traversa is also a board member of Actinium Pharmaceuticals, Inc. and previously served as interim CEO and CFO of Actinium. Dr. Traversa holds a Laurea degree in Pharmacy from the University of Turin (Italy) and an MBA in Finance and International Business from the New York University Leonard Stern School of Business. As Chief Executive Officer of the Company, Dr. Traversa is the most senior executive of the Company and as such provides our Board of Directors with the greatest insight into the Company’s business and the challenges and material risks it faces. Dr. Traversa has more than 28 years of healthcare industry experience and is especially qualified to understand the risks and leadership challenges facing a growing pharmaceutical company from a senior management and financial expertise perspective led us to conclude that Dr. Traversa should serve as Chief Executive Officer and Director of the Company.

Eliseo O. Salinas MD, MSc joined Relmada in February 2014 as President and Chief Scientific Officer. Dr. Salinas has more than 20 years of experience developing therapeutic products for CNS disorders in many key jurisdictions worldwide, including the United States, Canada, the European Union, and Japan. Under Dr. Salinas’ leadership, 15 programs obtained regulatory approval in the United States and other major international markets. Prior to joining us, from October 2012 to February 2014, Dr. Salinas was Executive Vice President and Head of Research and Development at StemCells, Inc. Before joining StemCells, from June 2010 to March 2012, Dr. Salinas was Executive Vice President, Head of Development and Chief Medical Officer of Elan Pharmaceuticals; From June 2009 to June 2010, Dr. Salinas was Senior Vice President - Head of Research and Development and Chief Medical Officer of Adolor Corporation. Dr. Salinas earned his medical degree from the University of Buenos Aires, Argentina, performed a residency in psychiatry in Paris at the Clinique des Maladies Mentales et de l'Encéphale, and obtained a master's degree in pharmacology from the Université Pierre et Marie Curie, Académie de Paris, France.

Douglas Beck, CPA is our Chief Financial Officer since December 2013. Mr. Beck brings extensive previous experience in corporate management as chief financial officer of public companies, including two biopharmaceutical companies. From May 2011 to February 2013 Mr. Beck served as CFO at iBio Inc. (NYSE AMEX:IBIO). Previously, in 2005 he was appointed CFO of Lev Pharmaceuticals, Inc. also a publicly traded company where he headed financial planning, financial reporting and accounting. At Lev, he was part of the executive team and was instrumental in the successful sale of the company to ViroPharma Incorporated for $618 million in cash and stock. He was employed at various times as an independent consultant. Mr. Beck serves on the SEC Practice Committee and the Chief Financial Officers Committee for the New York State Society of CPAs. Mr. Beck holds a B.S. from the Fairleigh Dickinson University.

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Board of Directors

Sandesh Seth, MS, MBA, has been our Lead Director since October 2012 and serves as our Lead Director. Mr. Seth is also affiliated with Actinium Pharmaceuticals, Inc. where he is the Executive Chairman and with Laidlaw & Company (UK) Ltd., a healthcare focused investment banking and wealth management firm with $2.5 billion in assets, where he is Head of Healthcare Investment Banking. Mr. Seth has 20+ years of experience in investment banking (Cowen & Co.), equity research (Bear Stearns, Commonwealth Associates) and in the pharma industry (Pfizer, Warner-Lambert, SmithKline) in strategic planning, business development and R&D project management. Mr. Seth has an MBA in Finance from New York University; an M.S. in the Pharmaceutical Sciences from the University of Oklahoma Health Center and a B.Sc. in Chemistry from Bombay University. He has published several scientific articles and was awarded the University Regents Award for Research Excellence at the University of Oklahoma. Mr. Seth was designated as Regulatory Affairs Certified (R.A.C.) by the Regulatory Affairs Professionals Society which signifies proficiency with U.S. FDA regulations. That Mr. Seth has served in various business executive-level positions over the course of his career, has significant investment banking experience, has developed significant management and leadership skills and is well accustomed to interfacing with investors, analysts, auditors, C-level executives, and outside advisors, led us to conclude that Mr. Seth should serve as a director.

Shreeram N. Agharkar, PhD, has been our director since February 2014 and is the former Vice President, Deputy Head, Global Chemistry, Manufacturing & Control (GCMC) and Scientific Affairs at Sanofi, where he represented Global CMC development on several corporate R&D committees, provided CMC related scientific and strategic advice to R&D teams, reviewed and approved for Global registration scientific content of all CMC dossiers, co-chaired alliance partnership projects and Chaired GCMC portfolio reviews. He joined Sanofi from Aventis as a result of their merger. At Aventis he served as Vice President and Head of Global Pharmaceutical Development. Prior to this, he served as Executive Director of Pharmaceutics R&D for Bristol-Myers Squibb Company. Earlier in his career, Dr. Agharkar served as the Senior Section Leader of Sterile Products Formulation R&D for Schering-Plough and as a Research Pharmacist for Parenteral Products Formulation R&D at Abbott Labs. Dr. Agharkar has 40 years of experience in the pharmaceutical industry and has served in various key positions building extensive experience in all aspects of biopharmaceutical product development, R&D, CMC functions, and management functions. Under his leadership and direction, over 30 pharmaceutical products were developed and approved. He is a former member of the American Association of Pharmaceutical Scientists the Parenteral Drug Association the Drug Information Association of and the PhRMA's Pharmaceutical Development Committee. Dr. Agharkar has a B.S., Tech. Pharm./Chem. from Bombay University, India, a M.S., in Pharmaceutics from Columbia University in New York and a PhD. in Pharmaceutics from the University of Kansas. That Dr. Agharkar brings over 40 years of pharmaceutical experience to our Board, having served in various pharmaceutical executive-level positions over the course of his career, and that Dr. Agharkar has developed significant management and leadership skills relating to the pharmaceutical industry led us to conclude that Dr. Agharkar should serve as a director.

Nabil M. Yazgi, MD has been our director since February 2014. Dr. Yazgi received his Medical Degree from University of Damascus, Syria in 1985. He moved to the United States and completed a Medical Residency Program at Atlantic City Medical Center from 1981 through 1984. He completed EEG and EMG Competence Studies. He then completed a Neurology Residency at the Medical College of Virginia from 1985 through 1987 earning status of Chief Resident. His studies included two months of Neuroradiology (CAT, Myelogram and Angiography Training). Dr. Yazgi earned his Board Certification in Neurology and Psychiatry in December 1991. His professional memberships include American Academy of Neurology and the Neurological Association of New Jersey. Dr. Yazgi has practiced General Neurology in Wayne, New Jersey for 25 years. He is associated with St. Joseph Medical Center, Wayne NJ. Dr. Yazgi practices Pain Management performing Epidural Injections and Trigger Point Injections. That Dr. Yazgi brings over 25 years of clinical experience in pain treatment to our Board, is well accustomed to interfacing with patients, and physicians led us to conclude that Dr. Yazgi should serve as a director.

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

The Board of Directors administers the compensation program for the executive officers. The board of directors is responsible for reviewing our compensation and employee benefit policies .. The board of directors reviews and approves compensation for our Chief Executive Officer, including salaries, bonuses and grants of awards under our equity incentive plans. The Board of Directors review and act upon proposals by non-interested management to determine the compensation to other executive officers. The board, among other things, reviews employees to whom awards will be made under our equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards.

The intent of the compensation program is to align the executive’s interests with that of our stockholders, while providing incentives and competitive compensation for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives. The compensation of the named executive officers consists of base salary, discretionary bonus, and equity in the Company.

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Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2013 and 2012, for our Executive officers:

Name/Position	Year		Salary	Bonus	Option Awards (4)	Total

Sergio Traversa,	2013		$222,503	$75,000	$359,051	$656,554
CEO and Board of Director	2012	(1)	134,750	0	103,692	238,442

Douglas Beck, CPA Chief Financial Officer	2013	(2)	$16,667	$0	$181,391	$198,058

The following table provides information regarding the compensation earned for the six months ended June 30, 2014, for our Executive officers:

Name/Position	Salary	Bonus	Option Awards (4)	Total

Sergio Traversa, CEO and Board of Director	$132,501	$50,000	$-	$182,051

Eliseo Salinas, MD, MSc, President and Chief Scientific Officer (3)	$167,468	$50,000	$937,631	$1,155,109

Douglas Beck, CPA Chief Financial Officer	$100,000	$40,000	$-	$140,000

(1)	Hired as CEO on April 18, 2012. In May 2014 Mr. Traversa’s base salary was increased from $250,000 to $300,000 per year. The board of directors increased Mr. Traversa’s base salary to $330,000 per year effective July, 1, 2014. Mr. Traversa was awarded a $50,000 bonus for attaining certain milestones pursuant to his employment agreement with the Company.

(2)	Hired as CFO on December 2, 2013. Does not include $16,667 that was paid as a consultant in November 2013. In May 2014, Mr. Beck was awarded a total bonus of $40,000 for attaining certain milestones pursuant to his offer letter with the Company.

(3)	Hired as President and Chief Scientific Officer on February 24, 2014. Mr. Salinas was awarded a $50,000 bonus for attaining certain milestones pursuant to his offer letter with the Company.

(4)	This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules Accounting Standards Codification Topic 718.

Employment Agreements

Compensatory Plan with Sergio Traversa (Principal Executive Officer)

Effective April 15, 2013, the Company and Sergio Traversa entered into an agreement (the “Employment Agreement”), to employ Mr. Traversa (“Employee”) as the Company’s Chief Executive Officer. The term of the agreement is two years.

Salary

●	The initial base annual salary is $225,000. Increases in the base salary shall be reviewed annually by the Board during the term and any such increases will be at the Board's or its designee's sole discretion and will otherwise be consistent with the Company's annual policies and budget for payroll increases.

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Bonus

●	Upon the Company's receipt of aggregate proceeds in the amount of at least $5,000,000 pursuant to a private offering of its securities, whether they be equity, debt or a combination thereof, (the "Private Offering"), Employee shall receive an incentive cash bonus of $50,000 ("Initial Bonus"). If anytime after the Initial Bonus is paid, the Company receives additional proceeds in the aggregate amount of $2,000,000 pursuant to the Private Offering, Employee shall receive an incentive cash bonus of $25,000 (the "Additional Bonus"). Thereafter, Employee shall be eligible to receive an incentive cash bonus ("Bonus") up to the amount, based upon the criteria, and payable at such times, as may be determined by the Board in its sole and absolute discretion, which shall be binding and final, and shall be paid in a one-time lump sum payment (less payroll taxes).

●	Upon the Company's completion of an initial public offering of its common stock or other event resulting in the Company's common stock becoming publicly traded, including the successful registration of the Company's common stock for resale under the Securities Act of 1933, as amended, Employee shall receive an incentive cash bonus of $50,000 ("Going Public Bonus"). Within three months of the Company's common stock becoming publicly traded, the Company will review Employee's compensation package, and if required, adjust Employees compensation package to within the twenty-fifth to seventy-fifth percentile of compensation packages of other peer group chief executive officer agreements of comparable public companies in its related industry.

Benefits

●	In addition to the salary and cash bonus referred to above, Employee shall be entitled during the Term to participate in such employee benefits plans or programs of the Company, and shall be entitled to such other fringe benefits, as are from time to time adopted by the Board and made available by the Company generally to employees of Employee's position, tenure, salary, age, health and other qualifications. Without limiting the generality of the foregoing, Employee shall be eligible for such awards, if any, under the Company's employee benefits plans or programs as shall be granted to Employee in the sole discretion of the Board or its designee. Employee acknowledges and agrees that the Company does not guarantee the adoption or continuance of any particular employee benefits plan or program or other fringe benefits during the term, and participation by Employee in any such plan or program shall be subject to the rules and regulations applicable thereto.

Share Issuance.

●	Employee shall receive a total of 153,802 shares (the "Traversa Common Stock") of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the following conditions and vesting schedule:

o	68,356 shares (post share exchange) of Common Stock upon the satisfaction of the Financing Condition. For Financing Condition is intended the first Series A closing of a minimum of $3,000,000 that effectively happened on July 10, 2012;

o	56,394 shares (post share exchange) of Common Stock twelve (12) months after the satisfaction of the Financing Condition (so long as Employee on such date remains employed by the Company, other than on account of a termination of employment by the Company without Cause); and

o	29,052 shares (post share exchange) of Common Stock eighteen (18) months after the satisfaction of the Financing Condition (so long as Employee on such date remains employed by the Company, other than on account of a termination of employment by the Company without cause.

Options

●	Immediately after the commencement date, Employee shall receive stock options (the "Options") from the Company's Employee Stock Option Plan, if any, to bring Employee's total equity ownership in the Company equal to five percent (5%) of the fully diluted capitalization of the Company as of July 10, 2012, which is the date the Financing Condition was met. In addition, immediately upon the final close of the later of the bridge financing contemplated by the Company and (ii) additional offerings up to a maximum of $8,000,000 in total (each an "Additional Financing" and collectively, the "Additional Financings"), Employee is entitled to receive Options from the Company's Employee Stock Option Plan, if any, to again bring Employee's total equity ownership in the Company equal to five percent (5%) of the Fully Diluted Capitalization, as hereinafter defined, of the Company. For purposes of calculating Employee's ownership of five percent (5%) of the Fully Diluted Capitalization of the Company, Employee shall be deemed to own 100% of the Traversa Common Stock, even though such shares may not have vested pursuant to the terms of the agreement. For the avoidance of doubt, following satisfaction of each of the Financing Condition and the final closing of Additional Financings, if any, Employee's total equity ownership in the Company shall be equal to five percent (5%) of the then Fully Diluted Capitalization of the Company.

The Options shall have a term of four (4) years and the exercise price of the Options shall be equal to $0.08 ($0.80 post share exchange). The Options are subject to the following vesting schedule: Twenty-five percent of the Options shall vest on the grant date and the remaining seventy-five percent (3/4) to vest in equal quarterly increments over a four (4) year period.

Compensatory Plan with Eliseo Salinas (President and Chief Scientific Officer)

Effective January 31, 2014, the Company and Eliseo Salinas entered into an agreement (the “Employment Agreement”), to employ Mr. Salinas (“Employee”) as the Company’s President and Chief Scientific Officer. The initial term of employment shall be a period of one (1) year from the Start Date (the "Initial Term"), provided that employee’s employment with the Company will be on an "at will" basis, meaning that either employee or the Company may terminate your employment at any time for any reason or no reason, upon written notification to the other party, without further obligation or liability, except that upon termination of employee’s employment by employee for Termination for Good Reason (as defined in the Employment Agreement), or by the Company, including change of control during the Initial Term, other than for cause, employee will be entitled to severance equal to 12 months base salary and health benefits.

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Salary

●	Employee will be paid an annual base salary of four hundred thousand and seventy-five thousand dollars ($475,000). Upon the one year anniversary of Employee’s Start Date, the Board will review your base salary with the help of an independent compensation consultant to adjust upward, if appropriate, employee’s base salary to be competitively aligned to a range between the 25th (twenty-fifth) and 75th (seventy-fifth) percentile of the relevant market data of President and Chief Scientific Officer positions of similarly situated publicly traded Biotechnology/Specialty Pharmaceutical companies; the Board shall review the amount of Employee’s base salary and performance bonus, and shall determine the appropriate upward adjustments to each component of Employee’s compensation within 60 days of the start of each calendar year.

Bonus

●	Employee shall be entitled to participate in an executive bonus program, which shall be established by the Board pursuant to which the Board shall award bonuses to Employee, based upon the achievement of written individual and corporate objectives such as the Board shall determine. Upon the attainment of such performance objectives, in addition to Employee’s base salary, Employee shall be entitled to a cash bonus in an amount to be determined by the Board with a target of fifty percent (50%) of employee’s base salary. As part of Employee’s annual target bonus for 2014, $50,000 (fifty thousand) will be paid at the end of the first quarter in which the Company's stock becomes publicly traded and the Company has raised a minimum of $10 million (ten million) in financing as part of the going public process. Within sixty (60) days after the Start Date, the Board shall establish written individual and corporate performance objectives for 2014 and the amount of the performance pro-rata bonus payable upon the attainment of each objective. At least thirty (30) days before each subsequent calendar year, the Board shall establish written individual and corporate performance objectives for such calendar year and the amount of the performance bonus payable upon the attainment of such objectives. Within sixty (60) days after the end of each calendar year, the Board shall determine the amount of any performance bonus payable under the Employment Agreement. In addition, Employee will be eligible for, a special, one-time, sign-on bonus of $50,000 (fifty thousand) within 7 (seven) days after the Start Date, however, if the Employee leaves without Good Reason (as defined in the Employment Agreement) or is terminated for cause within twelve months of the Start Date, the Employee shall be required to pay back the full amount of the sign-on bonus to the Company within 7 (seven) days of leaving or termination.

Options

●	The Board has agreed to grant to Employee an option to purchase common shares of the Company (the "Initial Grant") under the Company's current Stock Option Plan. The Initial Grant will consist of an option grant to purchase up to 1,003,774 (post share exchange) common shares (the "Options") of the Company representing three percent (3.0%) of the fully-diluted common shares of the Company as of the date of the Employment Letter. The stock options of the Initial Grant will have an exercise price equal to $1.50 per share of the Company's common stock which is: equal to fair market value of the Company as determined by the Board of Directors on the date of the grant. The stock options of the Initial Grant shall have a term of 10 years starting at the signing of this Employment Letter (the "Grant Date”). The stock options of the Initial Grant shall begin to vest on the Grant Date based on the following vesting schedule: Twenty-five percent (25%) of the stock options of the Initial Grant shall vest on the first anniversary of the Grant Date and the remaining seventy-five percent (75%) shall vest in equal quarterly increments of 6.25% of the initial Option Grant over the following three (3) year period.

Compensatory Plan with Douglas Beck (Principal Financial and Accounting Officer)

Effective November 25, 2013, the Company and Douglas Beck entered into an agreement (the “Employment Agreement”), to employ Mr. Beck (“Employee”) as the Company’s Chief Financial Officer. The initial term of the employment shall be a period of one (1) years from the Start Date (the "Initial Term"), provided that Employees’ employment with the Company will be on an "at will" basis, meaning that either Employee or the Company may terminate Employee’s employment at any time for any reason or no reason, upon written notification to the other party, without further obligation or liability, except that upon termination of Employee’s employment by the Company, including change of control during the Initial Term, other than for cause, Employee will be entitled to severance equal to 6 months base salary and health benefits.

Salary

●	Employee will be paid an annual base salary of two hundred thousand dollars ($200,000), which will be paid in accordance with the Company's regular payroll practices. Upon the one year anniversary of the start date, the Board will review Employee’s base salary with the help of an independent compensation consultant to adjust Employee’s base salary is to be competitively aligned to a range between the 25th (twenty-fifth) and 75th (seventy-fifth) percentile of the relevant market data of CFO positions of similarly situated publicly traded Biotech companies; the Board shall review the amount of Employee’s base salary and performance bonus, and shall determine the appropriate adjustments to each component of your compensation within 60 days of the start of each calendar year.

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Bonus

●	Employee shall be entitled to participate in an executive bonus program, which shall be established by the Board pursuant to which the Board shall award bonuses to employee, based upon the achievement of written individual and corporate objectives such as the Board shall determine. Upon the attainment of such performance objectives, in addition to your base salary, Employee shall be entitled to a cash bonus in an amount to be determined by the Board with a target of thirty-five percent (35%) of Employee’s base salary. In addition, Employee will be eligible for a special bonus of $30,000 at the end of the first quarter in which the Company's stock becomes publicly traded and the Company has raised a minimum of $10 million in financing as part of the going public process. Employee is also eligible to receive a $20,000 bonus if, in Employee’s position as CFO, Employee completes the Company's 2013 financial audit by February 28, 2014; such bonus shall be reduced to $10,000 if such audit is complete by March 15, 2014.

Options

●	The Board has agreed to grant to employee an option to purchase common shares of the Company (the "Initial Grant") under the Company's current Stock Option Plan. The Initial Grant will consist of an option grant to purchase up to 334,199 (post share exchange) common shares (the "Options") of the Company representing one percent (1.0%) of the fully-diluted common shares of the Company as of the date of the Employment Letter. The stock options of the Initial Grant will have an exercise price equal to $0.80 cents per share of the Company's common stock which is equal to fair market value of the Company as of the most recently concluded private financing and is as determined by the Board of Directors on the date of the grant. The stock options of the Initial Grant shall have a term of 10 years starting at the signing of this Employment Letter (the "Grant Date"). The stock options of the Initial Grant shall begin to vest on the Grant Date based on the following vesting schedule: Twenty-five percent (25%) of the stock options of the Initial Grant shall vest on the first anniversary of the Grant Date and the remaining seventy-five percent (75%) shall vest in equal quarterly increments of 6.25% of the initial Option Grant over the following three (3) year period.

Equity Compensation Plan Information

The Company has established the 2014 Stock Option Plan and Equity Incentive(the “Plan”), which allows for the granting of common stock awards, stock appreciation rights, and incentive and nonqualified stock options to purchase shares of the Company’s common stock to designated employees, nonemployee directors, and consultants and advisors. On June 30, 2014, the board approved to increase the shares available under the plan to 8,058,844. At June 30, 2014, no stock appreciation rights have been issued. Stock options are exercisable generally for a period of 10 years from the date of grant and generally vest over four years. As of June 30, 2014, 4,693,673 shares were available for future grants under the Plan.

Outstanding Equity Awards at Fiscal Year-End Table

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2014

The following table sets forth all unexercised options and unvested restricted stock that have been awarded to our named executives by the Company and were outstanding as of June 30, 2014.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) (Exercisable) (b)	Number of Securities Underlying Unexercised Options (#) (Unexercisable) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested() ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

Sergio Traversa	391,946	286,016	-	0.80	07/11/2022	-	-	-	-

Sergio Traversa	260,059	405,691	-	0.80	09/30/2023	-	-	-	-

Douglas Beck, CPA	-	334,199	-	0.80	12/02/2023	-	-	-	-

Eliseo Salinas	-	1,003,774	-	1.50	02/24/2024	-	-	-	-

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PRINCIPAL STOCKHOLDERS

The following table shows the pro forma beneficial ownership of our common stock as of October 31, 2014.  The table shows the common stock holdings of (i) each person known to us to be the beneficial owner of at least five percent (5%) of our common stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held.  Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days as of October 31, 2014, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.  Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

The percentages in the table below are based on 50,766,958 outstanding shares of common stock and 3,337,309 Class A redeemable Preferred stock. Unless otherwise indicated, the principal mailing address of each of the persons below is c/o Relmada Therapeutics, Inc., 546 Fifth Avenue, 14 th Floor, New York, NY 10036.  The Company’s executive office is located at 546 Fifth Avenue, 14th floor, New York, NY 10036.

5 % Stockholders	Number of Common Shares Beneficially Owned	Percentage Ownership

Southern Biotech, Inc. (1)
555 South Federal Highway #450 Boca Raton, FL 33432	4,909,842	9.1%

Sergio Traversa, PharmD, MBA
Director and Chief Executive Officer (2)	1,276,686	2.3%

Eliseo Salinas, MD, MSc
President and Chief Scientific Officer (3)	NA	NA

Douglas Beck, CPA,
Chief Financial Officer (4)	83,550	NA

Shreeram Agharkar, Ph.D. (5)
Director	NA	NA

Sandesh Seth, MS, MBA (6)
Lead Director	NA	NA

Nabil M. Yazgi, MD (7)
Director	231,250	NA

All Directors and Executive Officers	1,591,486	2.9%

(1)	Includes 2,454,921 Class A redeemable Preferred shares that are convertible to common stock within sixty days. Barry Hoenig maybe deemed the beneficial owner of these shares.

(2)	Excludes unvested options of 564,734 that have an exercise price of $0.80 per share. The original options vest 25% at the date of grant and the remaining 75% of the options shall vest in equal quarterly increments over the next four (4) years. As of October 31, 2014, there were 778,978 options vested that had an exercise price of $0.80 per share. Includes 343,906 common shares that were received from the Medeor transactions. Includes 153,802 common shares that were granted pursuant to his employment contract.

(3)	Excludes options to purchase 1,003,774 shares of common stock at an exercise price of $1.50 per share. 25% of the options shall vest upon the optionee's first anniversary of employment with the Company. The remaining 75% of the options shall thereafter vest each quarter over the next three years.

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(4)	Excludes options to purchase 251,049 shares of common stock at an exercise price of $0.80 per share. As of October 31, 2014, there were 83,050 options vested that had an exercise price of $0.80 per share. . 25% of the options shall vest upon the optionee's first anniversary of employment with the Company The remaining 75% of the options shall thereafter vest each quarter over the next three years.

(5)	Excludes options to purchase 48,662 shares of common stock at an exercise price of $1.50 per share. The vesting schedule is according to the Company ESOP wherein 25% of the options shall vest upon the first anniversary of the grant date. The remaining 75% of the options shall thereafter vest each quarter over the next three years.

(6)	Excludes options to purchase 48,662 shares of common stock at an exercise price of $1.50 per share. The vesting schedule is according to the Company ESOP wherein 25% of the options shall vest upon the first anniversary of the grant date. The remaining 75% of the options shall thereafter vest each quarter over the next three years. Also excludes warrants held by (i) the Placement Agent or its affiliates in connection with the following offering consummated by Relmada: an offering that closed on September 30, 2013 (the “2012 Offering”), May 15, 2014 (the “Going Public Offering”) and the notes financing and (ii) by designees of the Advisory Firm. Mr. Seth is affiliated with the Placement Agent and the Advisory Firm and it is expected that he and/or his affiliates will be deemed the beneficial owner of a proportion of the warrants due to each respective entity.

(7)	Excludes options to purchase 48,662 shares of common stock at an exercise price of $1.50 per share. The vesting schedule is according to the Company ESOP wherein 25% of the options shall vest upon the first anniversary of the grant date. The remaining 75% of the options shall thereafter vest each quarter over the next three years. Includes 125,000 Series A preferred shares that were purchased in the Series A offering and were converted to common stock. In addition, includes warrants to purchase 31,250 shares of common stock at an exercise price of $0.80 per share. Includes 60,000 common shares that were purchased in the May 2014 offering of common stock. In addition, includes Series B warrants to purchase 15,000 shares of common stock at an exercise price $2.25, respectively per share.

The following has been excluded from above:

The Company’s 2014 Option Plan.

We have reserved 12,000 options to be issued for shares of common stock, to the Scientific Board of Advisors who may be entitled to such shares pursuant to consulting agreements with the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition of Medeor

On October 24, 2013, Relmada entered into an engagement agreement which was amended December 19, 2013 with its Placement Agent, of which Mr. Seth, a director of the Company, is Head of Healthcare Investment Banking, to advise on the merger of Medeor Inc. (“Medeor”) In consideration for its services, the Placement Agent was eligible to receive (a) a cash success fee equal to 200,000 less $50,000 for Fairness Opinion, and (b) a $50,000 activation fee The Placement Agent or its designees also received five-year warrants to purchase 2,000,000 shares of Relmada common stock.  As a result of the Share Exchange, these warrants were exchanged for a five-year warrant to purchase 200,000 shares of the Company’s common stock at a price of $1.10 per share.  In April 2012, Relmada entered into a license agreement with Medeor and issued 17,890 shares of stock for the license agreement.  On December 31, 2013, Relmada entered into a Merger Agreement with Medeor.  This transaction occurred by the exchange of Medeor’s shares, for Relmada’s common stock.  Following the transaction, the corporate existence of Medeor ceased and Relmada continued as the surviving corporation under Delaware law (the "Merger").  In connection with the Merger, each share of common stock of Medeor was converted into the right to receive a pro rata share of Relmada’s common stock based upon an exchange ratio.

As a result of this transaction, Medeor stockholders, which included Dr. Sergio Traversa, CEO of Relmada, Cornell University, and several other persons, obtained equity ownership in the Company.  As of December 31, 2013, Relmada issued 25,000,000 (or 2,500,000 after the closing of the Share Exchange) shares of common stock in exchange for all the outstanding stock of Medeor whose only asset was a research and development project.  As a result of the transactions from Medeor, our CEO received 343,906 shares of common stock of Relmada.

Placement Agent

On December 6, 2011, Relmada entered into an engagement agreement with the Placement Agent for its series A preferred stock and notes offering (collectively the "Financings"),  of which Mr. Seth, a director of the Company is Head of Healthcare Investment Banking.  The agreement was amended April 12, 2012 and February 25, 2013.  Pursuant to the agreement, the Placement Agent was engaged on an exclusive basis for the Financings and as a financial advisor for assisting Relmada with the restructuring of its capitalization and negotiating the conversion of its outstanding debt obligations to enable a successful financing (the "Notes Conversion").  In consideration for its services, the Placement Agent received (a) an activation fee of $25,000  and a re-activation fee of $15,000, (b) a cash fee equal to 7% of the Notes Conversion and 10% of the gross proceeds raised in the Financings, and (c) non-accountable expense reimbursement equal to 2% of the gross proceeds raised.   In connection with the series A preferred stock private placement, the Placement Agent or its designees also received five-year warrants to purchase 12,500,000 shares of Relmada common stock at a price of $0.08 per share.  As a result of the Share Exchange, these warrants were exchanged for a five-year warrant to purchase 1,250,000 shares of the Company’s common stock at a price of $0.80 per share.  In connection with the notes offering private placement, the Placement Agent or its designees also received five-year warrants to purchase 1,406,250 shares of Relmada common stock at a price of $0.08 per share.  As a result of the Share Exchange, these warrants were exchanged for a five-year warrant to purchase 140,625 shares of the Company’s common stock at a price of $0.80 per share.

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On February 18, 2014, Relmada entered into an engagement agreement with the Placement Agent for the Relmada’s May 2014 Offering, of which Mr. Seth, a director of the Company is Head of Healthcare Investment Banking.  We agreed to pay Placement Agent a cash commission in the amount of ten percent (10%) of the gross proceeds of the Offering received from investors at a Closing as well as a non-accountable expense reimbursement equal to two percent (2%) of the gross proceeds of the Offering received from investors at a Closing.  The Placement Agent or its designees also received five-year warrants to purchase 25,085,183 shares of Relmada common stock at a price of $0.15 per share.  As a result of the Share Exchange, these warrants were exchanged for a five-year warrant to purchase 2,508,518 shares of the Company’s common stock at a price of $1.50 per share. The Placement Agent shall also be entitled to the compensation set forth above as well for any cash exercise of Warrants within six (6) months of the final closing of the Offering as well as a five percent (5%) solicitation fee for any Warrants exercised as a result of any redemption of any Warrants.  If the Company elects to call the warrants, the Placement Agent shall receive a warrant solicitation fee equal to 5% of the funds solicited by the Placement Agent upon exercise of the warrants.

On May 19, 2014, Camp Nine entered into an engagement agreement with the Placement Agent for Camp Nine’s May 2014 Offering, of which Mr. Seth, a director of the Company is Head of Healthcare Investment Banking.  We agreed to pay Placement Agent a cash commission in the amount of ten percent (10%) of the gross proceeds of the Offering received from investors at a Closing as well as a non-accountable expense reimbursement equal to two percent (2%) of the gross proceeds of the Offering received from investors at a Closing.  The Placement Agent or its designees also received five-year warrants to purchase 1,782,431 shares of Camp Nine common stock at a price of $1.50 per share.  The Placement Agent shall also be entitled to the compensation set forth above as well for any cash exercise of Warrants within six (6) months of the final closing of the Offering as well as a five percent (5%) solicitation fee for any Warrants exercised as a result of any redemption of any Warrants.  If the Company elects to call the warrants, the Placement Agent shall receive a warrant solicitation fee equal to 5% of the funds solicited by the Placement Agent upon exercise of the warrants.

Advisory Firm

On October 17, 2012 the Company entered into an advisory agreement with Jamess Capital Group, LLC (formerly known as Amerasia Capital Group, LLC), a consulting firm affiliated with Mr. Seth, a Director of the Company (“Advisory Firm”) to provide non-investment banking services related to: a) recruiting key level personnel of the Company and negotiating their contracts; b) advising Relmada on prioritizing its product development programs per strategic objectives and assisting with qualifying and retaining key consultants to assist with product development activities for its key pipeline drugs levorphanol and d-methadone and if required other products as well; c) assessing the state of Relmada’s financial records per US GAAP requirements, and; d) assisting with the selection and oversight of appropriate financial, accounting and auditing professionals to prepare the financial records and reporting of the Company to public company standards; and advising Relmada on the structure and composition of its Board of Directors in order to qualify for a public listing and assisting with the recruiting and contract negotiations for at least two Board Members. The Advisory Firm is due a monthly fee of $12,500 and the agreement is terminable by either party with three months written notice and is to be issued fully vested warrants to purchase common stock equal to 12% of the fully diluted shares of the Company as of the Closing Date of the Share Exchange exercisable at an exercise price of $0.001 per share.  The Advisory Firm is also eligible to be reimbursed upon the submission of proper documentation for ordinary and necessary out-of-pocket expenses not to exceed $5,000 per month. Jamess Capital Group, LLC has not requested to be reimbursed for any expenses.

Employment and Non-Competition Agreements

Our executive officers have signed employment agreement or offer letters with the Company, pursuant to which they agree to be employed by the Company initially for one or two years which may be extended and should they be terminated undertake not to compete with the Company with respect to any drug that is under development by, or commercialized by, the Company, for a period of three years following the termination of their employment.  They also agree that all inventions made by them in connection with the performance of their services become the immediate property of Camp Nine.  The agreements provide that the executive officers will hold proprietary information in the strictest confidence and not use the confidential information for any purpose not expressly authorized by us.  In addition, they will be eligible to receive stock options under the Company’s stock option plan, when, as and to the extent determined by the Board of Directors.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

The Board of Directors proposes the election of the following four individuals to serve on its Board of Directors for a term that continues until the next annual meeting or until their successors are duly elected. These nominees include current board members Messrs. Seth, Agharkar, Traversa and Yazgi. In the event one or more of the nominees is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person or persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

The following is information about each nominee, including biographical data for at least the last five years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individual named as proxy on the enclosed proxy card will vote the shares that he represents for the election of such other persons as the Board of Directors may recommend.

The Board of Directors is responsible for supervision of the overall affairs of the company. Following the annual meeting, the Board of Directors will consist of four directors.

The nominees for our Board of Directors are Sandesh Seth; Shreeram N. Agharkar; Sergio Traversa; and Nabil M. Yazgi. Information regarding them is set forth above under the caption “DIRECTORS AND EXECUTIVE OFFICERS.” There are no family relationships between any of the executive officers and directors.

Vote Required

In the election of directors, the four persons nominated will be elected if there is a quorum and the votes cast “FOR” the director exceeds those cast against the director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE DIRECTOR NOMINEES.

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PROPOSAL 2

APPROVAL OF THE 2014 STOCK OPTION AND EQUITY INCENTIVE PLAN

On June 30. 2014 our Board of Directors has approved the Company’s 2014 Stock Option and Equity Incentive Plan (the “Plan”) and on October 13, 2014 recommends that the plan be approved and adopted by the Company’s stockholders and directs that such proposal be submitted at the annual meeting.

As of November __, 2014:

●	A total of____________ shares of our common stock were subject to outstanding options under the Plan.

●	A total of ____________ shares of our common stock were available for new award grants under the Plan. This number of shares does not include any additional shares that we would be required to issue if all of the remaining vesting conditions of the compensation of the named executive officers were satisfied.

The following are the material terms of the Plan. The following is qualified in its entirety by reference to the Plan, a copy of which is may be obtained from our Chief Financial Officer upon request, and a copy of which is also attached hereto as Appendix A.

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Material Terms of the Plan

Purpose. The purposes of the Plan are to encourage selected employees, directors and consultants of the Company and its affiliates to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

Administration. The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

Shares Available for Awards. The maximum aggregate number of shares that may be sold under the Plan is 8,058,844 shares of common stock.

Recipients of Grants. Non-Qualified Stock Options may be granted to employees, directors and consultants. Incentive Stock Options may be granted only to employees, provided that employees of affiliates shall not be eligible to receive Incentive Stock Options. The Plan shall not confer upon any participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time or any reason.

Awards.

OPTIONS.

EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the administrator and set forth in the Award Agreement, but shall be subject to the following:

In the case of an Incentive Stock Option granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

In the case of a Non-Qualified Stock Option, the per share Exercise Price shall be such price as determined by the Administrator provided that for any Non-Qualified Stock Option granted on any date on which the Common Stock is a Listed Security to an eligible person who is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a corporate transaction.

OPTION TERM. The term of each Option shall be fixed by the Board or the committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a “10-percent stockholder").

So long as optionee’s full time employment or consulting relationship with the Company continues, the shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

Initial Grants

25% of the shares subject to the option shall vest and become exercisable on the 12 month anniversary of the vesting commencement date and 6.25% of the total number of shares subject to the Option shall vest quarterly and become exercisable thereafter.

Subsequent Grants

6.25% of the shares subject to the option shall vest quarterly and become exercisable each quarter after the vesting commencement date.

Termination of Employment or Consulting Relationship. To the extent that the optionee is not vested in the optioned stock on the date of termination of his or her continuous service status, or if the optionee (or other person entitled to exercise the option) does not exercise the option to the extent so entitled within the time specified in the option agreement or below (as applicable), the option shall terminate and the optioned stock underlying the unexercised portion of the option shall revert to the Plan.

Termination other than Upon Disability or Death. In the event of termination of an optionee’s continuous service status, such optionee may exercise an option for 90 days following such termination to the extent the Optionee was vested in the optioned stock as of the date of such termination.

Disability of Optionee. In the event of termination of an optionee’s continuous service status as a result of his or her disability, such optionee may exercise an Option at any time within six months following such termination to the extent the optionee was vested in the optioned stock as of the date of such termination.

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Death of Optionee. In the event of the death of an optionee during the period of continuous service status since the date of grant of the option, or within thirty days following termination of optionee’s continuous service, the option may be exercised by optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within six months following the date of death, but only to the extent the Optionee was vested in the optioned stock as of the date of death or, if earlier, the date the optionee’s continuous Service status terminated.

Buyout Provisions. The administrator may at any time offer to buy out for a payment in cash or shares an sption previously granted under the Plan based on such terms and conditions as the administrator shall establish and communicate to the optionee at the time that such offer is made.

STOCK APPRECIATION RIGHTS.

The Board and the committee are authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the fair market value of one share on the date of exercise or, if the Board or the committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

ISSUANCE. The Board and the committee are authorized to grant Awards of Restricted Stock and Restricted Stock Units.

RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the committee may deem appropriate.

FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment for any reason during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

PERFORMANCE AWARDS.

The Board and the committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

DIVIDEND EQUIVALENTS.

The Board and the committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the committee shall determine.

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OTHER STOCK-BASED AWARDS.

The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the committee shall determine the terms and conditions of such Awards.

Term of Awards. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Non-Qualified Stock Option or Incentive Stock Option exceed a period of ten years from the date of its grant.

Amendment. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, participant, other holder or beneficiary of an Award, or other person.

Term of Plan. No Award shall be granted under the Plan more than 10 years after the effective date. However, unless otherwise expressly provided in an applicable award agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

Vote Required

The amendment and restatement to the 2014 Stock Plan will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT TO THE 2014 STOCK OPTION AND EQUITY INCENTIVE PLAN

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PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCLUDE STAGGERED BOARD PROVISIONS.

Shareholders are being asked to approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to include classified board provisions. Our charter and bylaws currently do not include any classified board provisions.

The Board recommends that Article IV (Directors and Officers) of the Articles be amended to read as follows:

“Section 6. Classified Board.  The directors shall be divided into three classes, designated Class I, Class II, and Class III.  Class I shall consist of up to three directors, Class II Shall consist of up to three directors, and Class III shall consist of up to three directors.  Each such director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which the director was elected.  Notwithstanding the foregoing, each director shall serve until his successor is duly elected and qualified, or until his retirement, death, resignation or removal.  No class shall have no more than one director than any other class and each class shall be approximately the same size. For example, if there are seven (7) directors, Class I may have 2 directors, Class II may have 2 directors, and Class III may have three directors. In order to implement a staggered Board of directors, Class I shall serve a twelve (12) month term from the date of the 2014 annual shareholders meeting; Class II shall serve a twenty four (24) month term from the date of the 2014 annual shareholders meeting; and Class III shall serve a thirty-six (36) month term from the 2013 annual shareholders meeting.  Directors elected at each annual meeting commencing in 2015 shall be elected for a 3 year term as specified above.”

At its meeting held on November 3, 2014, the Board of Directors approved this amendment, subject to shareholder approval, and directed that this amendment be submitted to a vote of the Company’s shareholders at this Annual Meeting of Shareholders. The Board has determined that this amendment is in the best interests of the Company and its shareholders and recommends approval by the shareholders.

The term of each director is set forth below or until their successors are duly elected.

Proposed Classified Board Provisions

The table below shows the term of each director under the proposed amended Articles of Incorporation:

Director	Class	Term (from 2014 Annual Meeting)
Shreeram Agharkar	Class I	12 months
Nabil Yazgi	Class I	12 months
Sergio Traversa	Class II	24 months
Sandesh Seth	Class III	36 months

Purpose of Amendment

The Board believes that it is in the best interest of the Company to include classified board provisions in its charter.   The Board based this decision on the need ensure that there is a continuity of board member leadership considering the Company’s ambitious growth program.

If the Company’s shareholders approve the staggered board provisions, the Board will have authority to file with the Secretary of State of Nevada an amendment to the Company’s Articles of Incorporation to update Article IV. Upon approval and following such filing with the Secretary of State of the State of Nevada, the amendment will become effective on the date it is filed. The amendment proposed by the Company to Article IV of our Articles is attached to this proxy statement as Appendix B.

Neither Nevada law, the Company’s Articles, nor the Company’s By-laws provides for appraisal or other similar rights for dissenting shareholders in connection with this proposal. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCLUDE THE STAGGERED BOARD PROVISIONS.

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PROPOSAL 4

TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company or the Compensation Committee or the Board of Directors; however, the Board of Directors, which are responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee and the Board of Directors will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” the intent of the compensation program is to align the executive’s interests with that of our stockholders, while providing incentives and competitive compensation for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including Executive Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Effects of the Advisory Vote

This vote is advisory and not binding on the Company, the Compensation Committee or our Board of Directors in any way. The Compensation Committee and the Board of Directors will take into account the outcome of the vote, however, when making future executive compensation decisions

Vote Required

The advisory vote to approve the compensation of named executive officers will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal. This is a non-binding advisory vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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PROPOSAL 5

ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, our stockholders are also allowed to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the Board of Directors believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its stockholders at this time.  The Board of Directors believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period.  An advisory vote that occurs every three years will also permit the Company’s stockholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation.  The Board of Directors is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years.

The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

This vote is advisory and not binding on the Company the Compensation Committee or our Board of Directors in any way. The Compensation Committee and the Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Compensation Committee and the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Effects of Advisory Vote

This vote is advisory and not binding on the Company, the Compensation Committee or our Board of Directors in any way. The Compensation Committee and the Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Compensation Committee and the Board of the Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required

The advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers requires a quorum to be present and the affirmative vote of the holders of the majority of the votes cast by the holders of the Company’s common stock at the annual meeting. This is a non-binding advisory vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “THREE YEARS” AS THE FREQUENCY FOR FUTURE ADVISORY VOTES TO

APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

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PROPOSAL 6

RATIFICATION OF THE APPOINTMENT OF GBH CPAs, PC

The board has appointed GBH CPAs, PC as our independent registered public accounting firm to audit the consolidated financial statements of Relmada Therapeutics, Inc. and its subsidiaries for the fiscal year ending June 30, 2014. Representatives of GBH CPAs, PC will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.  Although stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of GBH CPAs, PC to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the audit committee will reconsider the selection, although the audit committee will not be required to select a different independent auditor for our company.

Vote Required

The ratification of the appointment of GBH CPAs, PC as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF GBH CPAs, PC AS THE INDEPENDENT

REGISTERED ACCOUNTING FIRM OF RELMADA THERAPEUTICS, INC.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our Transition Form 10-K for the six months ended June 30, 2014 with the SEC. Stockholders may obtain, free of charge, a copy of the 2014 Form 10-K transition report by writing to us at Relmada Therapeutics, Inc., 546 Fifth Avenue, 14 th Floor, New York NY 10036, Attention: Chief Financial Officer, or from our website, www.relmada.com under the heading “Investor Relations” and the subheading “Company Financial Reports.”

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Relmada Therapeutics, Inc., 546 Fifth Avenue, 14 th Floor, New York NY 10036 Attention: Chief Financial Officer, or by faxing a communication to(888)-228-5672 .

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PROPOSALS OF STOCKHOLDERS

As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2014 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2015 annual meeting, the Chief Financial Officer must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Relmada Therapeutics, Inc.

Attention: Sergio Traversa, Chief Executive Officer

546 Fifth Avenue. 14th Floor

New York, NY 10036

Tel: 212-702-7163

Fax: (888)-228-5672

Under Rule 14a-8, to be timely, a stockholder’s notice for a proposal must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2014 annual meeting must be received by us at our principal executive office no later than August [__], 2015 in order to be eligible for inclusion in our 2014 proxy statement and proxy relating to that meeting. Stockholders wishing to submit proposals to be presented directly at our 2015 annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our By-Laws, and applicable law concerning stockholder proposals. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Chief Executive Officer, Relmada Therapeutics, Inc., 546 Fifth Avenue, 14 th Floor, New York, NY, 10036. Please note that additional information can be obtained from our website at www.relmada.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office 100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

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Appendix A

Relmada Therapeutics, Inc.

2014 STOCK OPTION AND EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of this 2014 Relmada Therapeutics, Inc. Stock Option and Equity Incentive Plan (the “Plan”) are to encourage selected employees, directors and consultants of Relmada Therapeutics, Inc. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 3 of the Plan.

(b) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board or the Committee.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal laws and other applicable state laws, the Code and regulations thereunder, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or other Awards are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(e) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger, consolidation or other transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) a majority of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(i) “Common Stock” means the common stock of the Company, $0.001 par value.

(j) “Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(k) “Committee” shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(l) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service.

(m) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or transaction of the Company with or into another corporation, entity or person, and includes a Change of Control.

(n) “Director” means a member of the Board.

(o) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(p) “Employee” shall mean any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” shall mean, as of any date, the fair market value of the Common Stock based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(s) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(u) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

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(v) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(w) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(x) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(z) “Participant” shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(aa) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(bb) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(cc) “Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(dd) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(ee) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(gg) “Shares” shall mean the shares of Common Stock, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(hh) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(ii) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(jj) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(kk) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

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SECTION 3. ADMINISTRATION

The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.

If a Committee has been appointed pursuant to this Section 3, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan’s administration. The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a)           SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i)           CALCULATION OF NUMBER OF SHARES AVAILABLE. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 8,058,844 Shares of Common Stock, and the maximum aggregate number of Shares available for issuance as Incentive Stock Options is the same. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

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In the event of any forward or reverse stock splits, recapitalizations, or combination of the authorized, issued and outstanding shares of common stock, the aforesaid maximum 44,053,830 shares of common stock and the exercise prices of Awards and Shares granted under the Plan shall be appropriately adjusted, as per Section 4(b) below.

(ii)          ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A)           if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)           Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii)         SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)            ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

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SECTION 5. ELIGIBILITY

(a)           Recipients of Grants. Non-Qualified Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)           Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

(c)           ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d)           No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time or any reason.

SECTION 6. AWARDS

(a)           OPTIONS. The Board and the Committee are hereby authorized to grant Options consistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i)           EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Award Agreement, but shall be subject to the following:

(a)           In the case of an Incentive Stock Option

(A)           granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)           granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(C)           The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)           In the case of a Non-Qualified Stock Option, the per share Exercise Price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)          OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a Ten Percent Holder).

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(iii)         PERMISSIBLE CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee’s promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to applicable provisions of Delaware law); (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a securities broker approved by the Company shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(iv)         Vesting. So long as Optionee’s full time employment or consulting relationship with the Company continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

Initial Grants

25% of the Shares subject to the Option shall vest and become exercisable on the 12 month anniversary of the Vesting Commencement Date and 6.25% of the total number of Shares subject to the Option shall vest and become exercisable each month thereafter.

Subsequent Grants

6.25% of the Shares subject to the Option shall vest and become exercisable each month after the Vesting Commencement Date.

(v)         Exercise of Option.

(a)          General.

(i)           Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of Options shall be tolled during any such leave (unless otherwise required by the Applicable Laws. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that upon a Participant’s return from military leave he or she will be given vesting credit with respect to awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to the leave.

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(ii)          Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iii)         Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 6(a) (iii) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(iv)         Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 8 of the Plan.

(b)           Termination of Employment or Consulting Relationship.

(i)           Termination other than Upon Disability or Death. In the event of termination of an Optionee’s Continuous Service Status, such Optionee may exercise an Option within three (3) months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 6(b)(i) shall not apply if (A) the Optionee is a Consultant who becomes an Employee, or (B) the Optionee is an Employee who becomes a Consultant.

(ii)          Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her permanent and total disability within the meaning of Section 22(e)(3) of the Code, such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii)         Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within three (3) months following termination of Optionee’s Continuous Service, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within one (1) year following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(c)           Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

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(b)           STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)           RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)          ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)          RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii)         REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)         FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)           PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

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(e)           DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f)            OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)            GENERAL.

(i)           NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)          AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)         FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)         LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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(v)          TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Non-Qualified Stock Option or Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)         INTENTIONALLY LEFT BLANK.

(vii)        SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. TAXES

(a)           As a condition of the exercise of an Option or other Award granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option or Award and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 7 (whether pursuant to Section 7(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)           In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Award.

(c)           In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 7, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)           If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 7(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

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(e)           Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 7(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 7(d) above must be made on or prior to the applicable Tax Date.

(f)           In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

Section 8. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)           Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Award, the number of Shares set forth in Section 4(a) above and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or Award, as well as the price per Share of Common Stock covered by each such outstanding Option or Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Award.

(b)           Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option and Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)           Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option or Award shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Award shall terminate upon the consummation of the transaction.

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For purposes of this Section 8(c), an Option or Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Award would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Award as provided for in this Section 8); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d)           Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Award to reflect the effect of such distribution.

SECTION 9. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)            AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)            AMENDMENTS TO AWARDS. The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)            ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)            CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

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(e)           Effect of Amendment or Termination. No amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

SECTION 10. GENERAL PROVISIONS

(a)            NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)            DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(d)            NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)            NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)            GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(g)            SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)            NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

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(i)            NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)            HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 11. EFFECTIVE DATE OF THE PLAN

Subject to the approval of the stockholders of the Company, the Plan shall be effective June 30, 2014 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by stockholders, the Awards will be contingent on approval of the Plan by the stockholders of the Company at an annual meeting, special meeting, or by written consent.

SECTION 12. TERM OF THE PLAN

No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

SECTION 13 SECTION 409A

The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service Status shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). (iii)           Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Administrator will have any liability to any Participant for such tax or penalty.

The foregoing Equity Incentive Plan was duly adopted and approved by the Board of Directors on June 30, 2014

RELMADA THERAPEUTICS, INC.

By: Sergio Traversa

Chief Executive Officer

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RELMADA THERAPEUTICS, INC.

AMENDED AND RESTATED 2014 STOCK OPTION PLAN

NOTICE OF STOCK OPTION GRANT

«Optionee»

You have been granted an option to purchase Common Stock of Relmada Theraprutics, Inc. (the “Company”) as follows:

Board Approval Date:	«BoardApprovalDate»

Date of Grant (Later of Board Approval Date or Commencement of Employment/Consulting):	«GrantDate»

Exercise Price per Share:	$«ExercisePrice»

Total Number of Shares Granted:	«NoofShares»

Total Exercise Price:	$«TotalExercisePrice»

Type of Option:	«NoSharesISO» Shares Incentive Stock Option

«NoSharesNSO» Shares Nonstatutory Stock Option

Expiration Date:	«Term»/«ExpirationDate»

Vesting Commencement Date:	«VestingCommencementDate»

Vesting/Exercise Schedule:	So long as your full time employment or consulting relationship with the Company continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule: ___________ of the Shares subject to the Option shall vest and become exercisable on the ________ month anniversary of the Vesting Commencement Date and _______ of the total number of Shares subject to the Option shall vest and become exercisable each month thereafter.

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Termination Period:	This Option may be exercised for ___ days after termination of employment or consulting relationship except as set out in Section 6 of the Stock Option Plan (but in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Relmada Therapeutics, Inc. 2014 Stock Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

RELMADA THERAPEUTICS, INC.

By:
«Optionee»	Name:
Title:

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Appendix B

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Relmada Therapeutics, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article IV (Directors and Officers), Section 6. Classified Board.  The directors shall be divided into three classes, designated Class I, Class II, and Class III.  Class I shall consist of up to three directors, Class II Shall consist of up to three directors, and Class III shall consist of up to three directors.  Each such director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which the director was elected.  Notwithstanding the foregoing, each director shall serve until his successor is duly elected and qualified, or until his retirement, death, resignation or removal.  No class shall have no more than one director than any other class and each class shall be approximately the same size. For example, if there are seven (7) directors, Class I may have 2 directors, Class II may have 2 directors, and Class III may have three directors. In order to implement a staggered Board of directors, Class I shall serve a twelve (12) month term from the date of the 2014 annual shareholders meeting; Class II shall serve a twenty four (24) month term from the date of the 2014 annual shareholders meeting; and Class III shall serve a thirty-six (36) month term from the 2013 annual shareholders meeting.  Directors elected at each annual meeting commencing in 2015 shall be elected for a 3 year term as specified above.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: [____]

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 8-31-11

RELMADA THERAPEUTICS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Relmada Therapeutics, Inc. (the “Company”) hereby acknowledges receipt of the Notice of and Proxy Statement dated November __, 2014 and hereby appoints Sergio Traversa and Sandesh Seth, and each of them, with full power of substitution, as proxies for the undersigned at the Annual Meeting of Stockholders of RELMADA THERAPEUTICS, INC. to be held at the Sheraton Mahwah Hotel, 1 International Boulevard, Mahwah, New Jersey on December 18, 2014 at 9:30 a.m. Eastern Standard Time, and at any adjournment thereof, to vote and act with respect to all common shares of the Company which the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person.

Please mark, sign and date, and promptly return this proxy form. When properly completed, it will be voted exactly as you instruct. If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR Items 1, 2, 3, 4 and 6, for three years under Item 5, and in the discretion of the proxies on any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends you vote FOR the following:

RESOLUTION NO. 1: Election of Directors.

☐ FOR ALL	☐ WITHHOLD ALL	☐ FOR ALL EXCEPT

Nominee

a.	Sandesh Seth

b.	Shreeram Asharkar

c.	Sergio Travera

d.	Nabil Yazgi

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 6:

RESOLUTION NO. 2: Approve the 2014 Stock Option and Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

RESOLUTION NO. 3: Approve an amendment to the Articles of Incorporation to include classified board provisions.

☐ FOR	☐ AGAINST	☐ ABSTAIN

  RESOLUTION NO. 4: Approve the compensation of named executive officers as disclosed in the Proxy Statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends you vote for 3 years on the following proposal:

RESOLUTION NO. 5: Approve the compensation of named executive officers as disclosed in the Proxy Statement.

☐ 3 Years	☐ 2 Years	☐ 1 Years	☐ ABSTAIN

RESOLUTION NO. 6: Ratify the appointment of GBH CPAs, PC as our independent registered public accounting firm for the fiscal year ending June 30, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Print name(s) exactly as shown on Stock Certificate(s)

Signature (and Title, if any)

Signature (if held jointly)

Number of Shares Represented

Sign exactly as name(s) appear(s) on stock certificate(s).  If stock is held jointly, each holder must sign.  If signing is by attorney, executor, administrator, trustee or guardian, give full title as such.  A corporation or partnership must sign by an authorized officer or general partner, respectively.

How to vote:

●	By fax. Complete and fax the enclosed proxy card to (315)-624-7359. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

●	By email. Complete and email the enclosed proxy card to tslusarczyk@hblaw.com. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

●	By mail. Complete and mail the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Please mail it to the following address:

Hiscock & Barclay, LLP

c/o The Matt Law Firm, PLLC

Attention:  Thomas Slusarczyk, Esq.

1701 Genesee Street

Utica, NY 13501